Exhibit 10.1
Execution Version
NORTHPOINTE BANCSHARES, INC.
FIRST AMENDMENT TO THE
REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into by and among NORTHPOINTE BANCSHARES, INC., a Michigan corporation (the “Company”), and each of the individual Investors (as defined in the Agreement). This Amendment will become effective as of the “Effective Date” set forth on the Company’s signature page hereto (the “Effective Date”).
RECITALS
A. This Amendment is made with reference to that certain Registration Rights Agreement dated December 29, 2020 (the “Agreement”) by and among the Company and the Investors named therein. The capitalized terms used herein and not otherwise defined have the meanings given them in Section 1 of the Agreement.
B. The Company completed its Initial Public Offering on February 18, 2025.
C. The Investors and the Company desire to amend the Agreement to extend the Filing Deadline for the Company to list the Shares on a Trading Market.
D. Section 7(k) of the Agreement provides that the Agreement may be amended by written agreement signed by the Company and Investors holding a majority of the then outstanding Shares (the “Requisite Investors”).
E. The undersigned Investors hold a majority of the issued and outstanding Shares and therefore constitute the Requisite Investors.
AGREEMENT
In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:
1.Amendments. Effective as of the Effective Date, Section 1 of the Agreement is hereby amended by removing the existing the definition of “Filing Deadline” and replacing it with the following:
“Filing Deadline” means January 2, 2026.
2.Other Acknowledgments. The Investors acknowledge and agree that none of the Shares shall be considered Registrable Securities at this time, and, accordingly, the Company’s obligations under Section 2(a) and Section 2(b) of the Agreement are suspended.
3.Special Dividend. In consideration for the mutual agreement of the Investors and the Company contained herein, the Company shall declare and pay, no later than June 30, 2025, a special dividend in respect of the Shares in a per share amount equal to 25 basis points of the liquidation preference of each Share.
LEGAL02/46024448v4

4.Representations and Warranties. The Company and each Investor hereby represent and warrant that its execution of this Agreement and performance of its obligations hereunder (a) have been duly authorized by all necessary organizational action, and (b) do not and will not (i) contravene the terms of its applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any lien under, or require any payment to be made under (A) any contractual obligation to which it is a party or (B) any order, injunction, writ or decree of any governmental authority or any arbitral award to which it is subject or (iii) violate any law to which it is subject. Each Investor further represents and warrants that it has not transferred any of the Shares that it originally purchased pursuant in connection with the Agreement.
5. Miscellaneous. The Recitals are incorporated into and are a part of this Amendment. This Amendment shall perform a part of, and shall be subject to the terms of, the Agreement. Except as specifically amended hereby, the Agreement remains in full force and effect in accordance with its terms. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof. This Amendment may be executed in two or more counterparts, and by facsimile or electronic signature, each of which shall be deemed an original and effective for all purposes, but all of which together shall constitute one and the same instrument. This Amendment shall be binding on all Investors upon full execution by the Company and the Required Investors.
[Signature Page Follows]

LEGAL02/46024448v4

IN WITNESS WHEREOF, the undersigned have each caused this Amendment to be duly executed on the date first above written.

NORTHPOINTE BANCSHARES, INC.

Name:

Title:

Effective Date:

LEGAL02/46024448v4

IN WITNESS WHEREOF, the undersigned have each caused this Amendment to be duly executed on the date first above written.

INVESTOR:

(Printed Legal Investor Name)

(Signature)

Signatory Name:

Title:

LEGAL02/46024448v4